Exhibit 10.74

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 11
to
Purchase Agreement No. 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 11 (SA-11), entered into as of October _9 , 2020 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
WHEREAS, Customer and Boeing desire to (i) each have the [****] ([****]), and (ii) provide [****];
WHEREAS, Customer and Boeing desire to revise letter agreement AAL-PA- 3735-1106651, entitled “[****]”, to [****];
WHEREAS, Boeing [****] to [****] the [****] for [****] that have been [****] as of the Effective Date of this SA-11;
WHEREAS, Boeing [****] to [****]; and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

PA 03735    SA-11, Page 1
BOEING PROPRIETARY

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1.    Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-10 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-11 in the footer to reflect changes made to the Purchase Agreement by this SA-11. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.    Letter Agreement.
2.1    Letter Agreement No. AAL-PA-3735-1106650R3, entitled “[****],” is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-3735- 1106650R4 (attached hereto) referencing SA-11 in the footer (Revised [****]). The Revised [****] is hereby incorporated into the Purchase Agreement.
2.2    Letter Agreement No. AAL-PA-3735-1106651R1, entitled “[****],” inclusive of Attachment A, is deleted in its entirety and replaced with the similarly titled Letter Agreement No. AAL-PA-3735-1106651R2, inclusive of a revised Attachment A (attached hereto) and referencing SA-11 in the footer (Revised [****] Agreement). The Revised [****] Agreement is hereby incorporated into the Purchase Agreement.
2.3    New Letter Agreement No. AAL-PA-3735-LA-2002704, entitled “[****]” and referencing SA-11 in the footer ([****] Agreement) is hereby incorporated into the Purchase Agreement.
2.4.    New Letter Agreement No. AAL-PA-3735-LA-2002743, entitled “[****]” inclusive of Attachment A and referencing SA-11 in the footer ([****] Agreement) is hereby incorporated into the Purchase Agreement.
2.5    New Letter Agreement No. AAL-PA-03735-LA-2003342, entitled “[****],” and referencing SA-11 in the footer ([****] Agreement) is hereby incorporated into the Purchase Agreement.
3.    Miscellaneous.
3.1    The Purchase Agreement is amended as set forth above by the revised Table Of Contents, Revised [****], Revised [****] Agreement, and the inclusion of the new letter agreements [****] Agreement, [****] Agreement, and [****] Agreement. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
3.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the
PA 03735    SA-11, Page 2

BOEING PROPRIETARY

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corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-3735- 1106650R3	Letter Agreement No. AAL-PA-3735- 1106650R4
Letter Agreement No. AAL-PA-3735- 1106651R1	Letter Agreement No. AAL-PA-3735- 1106651R2

Intentionally Left Blank

PA 03735    SA-11, Page 3
BOEING PROPRIETARY

AGREED AND ACCEPTED this
October 9, 2020
Date
THE BOEING COMPANY	AMERICAN AIRLINES, INC.
/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature
The Boeing Company	American Airlines, Inc.
Printed name	Printed name
Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735
SA-3
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R5.	Aircraft Information Table	10
1-2	Revised Delivery Aircraft Information Table	9
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R4	[****]	11
LA-1106651R2	[****]	11
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX Withdrawn~~	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
PA 03735    TABLE OF CONTENTS, Page 1 of 2    SA-11
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TABLE OF CONTENTS, continued

LA-1106659R2	[****]	10
LA-1106660	Spare Parts Initial Provisioning
LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[****]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]	5
LA-1603773	[****]	5
LA-1605402	[****]	6
LA-1700919	[****]	7
LA-1801206	[****]	9
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11

* -    This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA 03735    TABLE OF CONTENTS, Page 2 of 2    SA-11
BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    The Boeing Company
    P.O. Box 3707

Seattle, WA 98124-2207

AL-PA-03735-LA-1106650R4

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:     Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.
1.    [****].
[****]:

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
AAL-PA-03735-LA-1106650R4        SA-11
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BOEING PROPRIETARY

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[****]	[****]	[****]
2. [****]

[****].
3.    [****].
3.1    [****].
3.2    [****].
4. [****].
4.1    Notwithstanding anything in Sections 1 through 3 above or the [****], Customer will [****] for the [****] of Supplemental Agreement No. 9, and [****]. The 2nd [****]. All [****].
4.2    Notwithstanding anything to the contrary in this Letter Agreement, [****].
5.    [****].
5.1    [****], as defined in Letter Agreement AAL-PA-03735-LA-2002743, [****] ([****] Letter), and notwithstanding anything in Sections 1 through 3 above, or the [****] ([****]), Customer will [****] as follows:
5.1.2    Boeing acknowledges that Customer has previously [****] and Boeing will [****] (the [****]) [****] as defined in the following table in accordance with and subject to the terms and conditions of the Purchase Agreement:

[****]	[****]
[****] (Per Attachment A)	[****]
[****] (Per Attachment A)	[****]

5.2    For each [****] for which the [****] (as defined in the [****]) was [****], Customer will [****] a [****] to Boeing, at [****] ([****]) [****] to the [****] (as set forth in Attachment A), in the [****] of the [****] between [****] of the [****] ([****]) and the [****] Aircraft.
5.2.1    The [****] for each of the [****] Aircraft for which the applicable [****] was [****] will be based on the [****] (as defined in the [****]).
5.2.2    [****] will be [****] and not [****] by Boeing or [****] by Customer for the [****] the [****] defined in the Purchase Agreement and the [****] schedule set
AL-PA-03735-LA-1106650R4    SA-11
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forth in this paragraph 5 for the [****] Aircraft for which the applicable [****] was [****].
6.    Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
7.    Assignment.
7.1    Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
7.2    [****].
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
(Intentionally Left Blank)
AL-PA-03735-LA-1106650R4    SA-11
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Very truly yours,

THE BOEING COMPANY
/s/ The Boeing Company
By:	The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	October 9, 2020
AMERICAN AIRLINES, INC.
By:	/s/ American Airlines, Inc.
Its:	VP, Treasurer

AAL-PA-03735-LA-1106650R4    SA-11
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Attachment A to AAL-PA-03735-LA-1106650R4

[****]	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-20	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]
[****]-21	[****]	[****]	[****]	[****]	[****]

PA No. 3735    SA-11
Attachment A to AAL-PA-03735-LA-1106650R4

BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference: Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R5 and Table 1-2 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****].
2.    Delivery.
The number of [****] and the [****] is listed in Attachment A(R2) to this Letter Agreement. No later than [****] in each calendar year, Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R2).
3.    Configuration.
3.1    Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of Limited Scope Supplemental Agreement (as defined in Section 7 below). Such Detail Specification will be revised to include:
(i)    [****],
(ii)    [****], and
(iii)    [****].
AAL-PA-03735-LA-1106651R2        SA-11
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3.2    Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same configuration which would result pursuant to the provisions of Section 3.1.
4.    Price.
4.1    The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R2) to this Letter Agreement.
4.2    The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3    The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Limited Scope Supplemental Agreement.
5.    Payment.
5.1    [****].
5.2    [****].
5.3    [****].
6.    [****]
Pursuant to that certain Letter Agreement AAL-LA-200271 entitled [****] (the [****] Letter), Boeing and Customer [****]. Attachment A(R2) of this Letter Agreement reflects the Delivery Description, Price and Advance Payment information for the current [****] (after the [****]). [****] have been [****] by [****] to [****] in accordance with the [****] Letter.
7.    [****].
[****].
8.    [****].
[****].
9.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.    Confidential Treatment.
AAL-PA-03735-LA-1106651R2        SA-11
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The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
(Intentionally Left Blank)

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Very truly yours,

THE BOEING COMPANY
/s/	The Boeing Company
By:	The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	October 9, 2020
AMERICAN AIRLINES, INC.
By:	/s/ American Airlines, Inc.
Its:	VP, Treasurer

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Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW    737-8    [****] pounds    Detail Specification:                        [****]
Engine Model/Thrust:     CFMLEAP-1B25    [****] pounds    Airframe Price Base Year/Escalation Formula:    [****]    [****]
Airframe Price:        $[****]    Engine Price Base Year/Escalation Formula:
Optional Features:        $[****]
Sub-Total of Airframe and Features:    $[****]    Airframe Escalation Data:
Engine Price (Per Aircraft):    $0    Base Year Index (ECI):                    [****]
Aircraft Basic Price (Excluding BFE/SPE):     $[****]    Base Year Index (CPI):                    [****]
Buyer Furnished Equipment (BFE) Estimate:    $[****]
Seller Purchased Equipment (SPE) Estimate:    $[****]
LIFT Seats Provided by Boeing (Estimate):    $[****]
Deposit per Aircraft:        $[****]

Delivery Date	Number of Aircraft	Escalation Factor(Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
SA-9
AAL-PA-03735 108567-10.txt    Boeing Proprietary    Page 1
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Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
SA-9
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Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2024	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
SA-9
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Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
SA-9
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Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
SA-9
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Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
SA-9
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Attachment A(R1) To
Letter Agreement No. AAL-PA-0375-LA-1106651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2028	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total: 42

SA-9
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    The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
AAL-PA-03735-LA-2002704

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.    Aircraft.
1.1    Prior to the [****] of the Boeing Model 737 MAX aircraft (737 MAX Aircraft) by the [****] ([****]), Customer had [****] ([****]) of the Aircraft ([****]), listed in the following table:

[****] Aircraft MSN	Delivery Date
44459	9/28/2017
44463	10/30/2017
44465	12/4/2017
44446	12/22/2017
44447	2/20/2018
44451	3/7/2018
44448	3/26/2018
44455	5/11/2018
44449	5/18/2018
44450	6/6/2018
44452	6/28/2018
44453	7/12/2018
44454	8/23/2018
44456	8/31/2018
44457	9/21/2018

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[****] Aircraft MSN	Delivery Date
44458	10/31/2018
44460	12/11/2018
44461	12/18/2018
44462	12/26/2018
44464	12/30/2018
44466	1/22/2019
44467	1/31/2019
44469	2/19/2019
44468	2/26/2019

1.2    [****] there are [****] ([****]) [****] that have been [****] that are [****] and [****] ([****]) [****] that is [****] ([****]). The [****] have Scheduled Delivery Months ranging from [****] 2019 through [****] 2019.
2. Boeing [****].
2.1    For the [****] Aircraft, Boeing will [****] of the standard Boeing [****] by the actual [****] of [****] of [****] from [****] and [****] through [****].
2.2    For the [****] Aircraft, if the [****] of a [****] cited in the applicable [****] ([****]) is not [****] by the applicable [****] by the [****] of [****] of [****] from [****] and [****] through [****] ([****]), Boeing will [****], or arrange to have [****], the [****] for such [****].
3 [****]. _
3.1    For purposes of this Agreement, a [****] is a [****] ([****]). If at the time of [****] of a [****] Aircraft the [****] on a [****] allowed under Boeing’s [****] for [****] of such [****] as set forth in the Boeing [****] ([****]), [****] to [****] of such [****] Aircraft, Boeing will [****] such [****] with one that has a [****] to or [****] the [****] under Boeing’s [****] for [****] of such [****]. If Boeing is [****] to [****] such [****] before [****] of a [****] Aircraft, then Boeing will [****] at [****] of the affected [****] Aircraft for such [****] ([****]) that [****] as follows:

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[****]
[****]
[****]
[****]
[****]
Note: For any [****]

3.2    For a [****] that [****] on a specific [****], Boeing [****] and [****] that Boeing [****] such [****] under those [****] and [****]. Thus, any [****] that [****] during the [****] will have [****], and [****], [****], [****] as required. The Boeing [****] are reflected in the [****].
3.3    The [****] will be [****] to [****] from Boeing.    For purposes of this [****], [****].
5.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
6.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA- 03735-LA-1106670 entitled “Confidentiality”.

AAL-PA-03735-LA-2002704        SA-11
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Very truly yours,

THE BOEING COMPANY
/s/ The Boeing Company
By:	The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date	: October 9, 2020
AMERICAN AIRLINES, INC.
By:	/s/ American Airlines, Inc.
Its:	VP, Treasurer

AAL-PA-03735-LA-2002704        SA-11
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BOEING PROPRIETARY

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

    The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
AAL-PA-03735-LA-2002743

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. PA-3735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
The terms and conditions described in this Letter Agreement are applicable only to the aircraft described in Section 1 below.
1.    [****] ([****]) Aircraft.
1.1    Boeing and Customer will [****] ([****]) [****] ([****]) Aircraft ([****]) listed on Table 1R5 with Scheduled Delivery Months from [****] through [****] (each such Scheduled Delivery Month, an [****]) to the [****] described in Attachment A of this Agreement. Neither Party [****], [****].
1.2    Customer will [****] to, by the [****] (or if the [****]) of the [****] for each [****] as shown in Attachment A: (a) [****] Aircraft is no [****]; and (b) [****] Aircraft in substantially the form of Attachment B.
1.3    Boeing [****] and [****] for a [****] Aircraft prior to Customer or Boeing [****] for such [****] Aircraft. Neither Boeing nor Customer may [****] with respect to a [****] Aircraft, and the Scheduled Delivery Month for such [****] Aircraft will [****] pursuant to any such [****], until such [****] Aircraft has been [****] to be [****] from the [****].
1.4    For Boeing or Customer to [****] for a [****] Aircraft, the Party that is [****] for a [****] Aircraft, must [****] ([****]) to the [****] within [****] ([****]) [****] after Boeing has [****] the [****] and the [****] ([****]).
1.5    If Boeing or Customer [****] for a [****] Aircraft, the Scheduled Delivery Month of such [****] Aircraft will be [****] to either [****] or [****] in accordance with its applicable [****] defined in Attachment A.
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1.6    For the avoidance of doubt, while a [****] Aircraft [****] to the [****], the provisions of this Section 1 will [****] to [****] any such Scheduled Delivery Month for such [****] Aircraft and will [****] to in any way affect any [****] under the [****] with respect to such [****] Aircraft.
1.7    With respect to each [****] Aircraft that has been [****] of the [****] for such [****] Aircraft, either (a) Customer is [****] to [****] to Boeing the [****] for such [****] Aircraft or (b) the [****] under the [****] to Boeing the [****] for such [****] Aircraft, Boeing will have the [****] to [****] the [****] and [****] to Customer [****] for such [****] Aircraft.
1.8    No later than [****] the [****] by Boeing or Customer of [****] for a [****] Aircraft, the parties will [****] a [****] to the Purchase Agreement to [****] the [****] Scheduled Delivery Month for the [****] Aircraft for which the [****] were [****] (each such [****], a [****]). The [****] will establish a [****] that will [****] the [****] Aircraft for which a [****] has been [****]. [****] will be updated each [****] a [****] is [****] for a [****] Aircraft. Upon addition of a [****] Aircraft to [****], such Aircraft will be [****] from [****].
2.    2023/2024 Slide Aircraft Acceleration Rights.
[****] Aircraft [****], Customer may [****] an [****] for such [****] Aircraft subject to the following terms and conditions ([****]):
2.1    Customer [****] to Boeing of Customer’s [****] ([****]) [****] to this [****] ([****]).
2.2    Customer’s [****] of the [****] to the [****] is [****].
2.3    Within [****] of a [****], Boeing [****] a [****] to Customer’s [****] or [****] Boeing [****] based on Boeing’s [****].
(a)    If Boeing [****] the [****], Boeing will [****] for Customer.
(b)    If a [****] for the [****] Aircraft is [****] in the Requested [****], then Boeing will [****] of an [****] for Customer’s [****] ([****]) within [****] business days after [****] of the [****]. For the avoidance of doubt, such [****] will be a delivery month that [****] to the [****]. Customer will have [****] business days [****] of the [****] to [****] to Boeing [****] or not [****] ([****]). The [****] Delivery Month for [****] Aircraft will [****] and [****].
2.4    All of Boeing’s [****] will be [****] to [****] and [****] Customer [****] by the [****]; except that such [****] by [****] will be [****] if Customer [****] to [****] in accordance with paragraph 2.5 below, within [****] business days [****] Boeing has [****] to Customer a [****].

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2.5    Boeing and Customer [****] with respect to [****] for the purpose of [****] the Purchase Agreement. Boeing and Customer will [****] in [****] and [****] to [****] and [****]. Boeing will [****] Customer with a [****] of the [****] within [****] calendar days of the [****] of (i) [****] by Boeing of the [****] of the [****] in accordance with sub-clause 2.3 above; or (ii) Customer’s [****] of [****] in accordance with sub-clause 2.3 above.
3.    [****].
Boeing [****] that it is [****] Customer any [****] for [****] the [****] of the [****] Aircraft.
4.    Scheduled Delivery Months.
If either Party [****] its [****] with respect to [****] Aircraft, then the [****] Delivery Month (or, if a [****] has been [****] for such [****] Aircraft, the [****] (the [****] Delivery Month)) will be the Scheduled Delivery Month for such [****] Aircraft and will be [****] all provisions of the Purchase Agreement (including, but not limited to, the Parties’ rights and obligations under Section 7.4 of the Aircraft General Terms Agreement or Section 1.15.2 of Letter Agreement AAL-PA-03735-LA-1106671R1, entitled Miscellaneous Commitments for Boeing Model 737 Aircraft) other than the [****], which will be [****] in accordance with paragraph 5, below.
5.    Delivery [****].
4.1    The [****] and [****] for each of the [****] Aircraft will be [****] to the [****] Delivery Month. For the avoidance of doubt, Boeing [****] to [****] of the Aircraft [****] and [****] for the [****] Aircraft for the [****] of [****] the [****] Delivery Month and the [****] Delivery Month.
4.2    [****] the delivery of the [****] Aircraft [****] in the [****] Delivery Month, then [****] of the [****] the [****] Delivery Month to the [****] will be [****] in accordance with and subject to the terms and conditions of the Purchase Agreement ([****] if the Purchase Agreement [****] for [****] to the [****] of the [****] such as in the case of a [****]; for example in the [****] of a [****], the [****], will [****] be [****] due to the fact that the [****] Aircraft was [****] by Boeing to Customer in the [****]).
3.3.    The [****] for the [****] Aircraft will [****] the [****] of the [****] in accordance with this Section.
6.    Advance Payments.
6.1    Upon the [****] by either Boeing or Customer of their respective [****] for a [****] Aircraft, Boeing will [****] to Customer ([****]) an [****] to the [****] by Customer [****] to [****] of the [****] for the applicable [****] Aircraft and [****] by Boeing for such [****] Aircraft that is in [****] of either of the following, as applicable ([****]):

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AC Delivery – Defined Term	[****]
[****](Per Attachment C)	[****]
[****](Per Attachment C)	[****]

(a)    Boeing will [****] the [****] with respect to each [****] Aircraft for which [****] have been [****] concurrent with [****] of the [****] with respect to such [****] Aircraft. The [****] of such [****] for each [****] Aircraft are described in Attachment C.
(b)    Boeing will continue to [****] the [****] Aircraft as described in Attachment C in accordance with and subject to the terms and conditions of the Purchase Agreement.
6.2    [****] for the [****] Aircraft are [****] by Customer per Letter Agreement AAL- PA-03735-LA-1106650R4 ([****] Letter Agreement) entitled “[****]”. The [****] for the [****] Aircraft will be [****] per the Attachment A in the [****] Letter Agreement, taking into account the agreement of the parties as to the [****] as set forth in Section 4.1 of this Letter Agreement.
7.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
8.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
(Intentionally Left Blank)

AAL-PA-03735-LA-2002743        SA-11
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Very truly yours,

THE BOEING COMPANY
/s/ The Boeing Company
By:	The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	October 9, 2020
AMERICAN AIRLINES, INC.
By:	/s/ American Airlines, Inc.
Its:	VP, Treasurer

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Exhibit 10.74
    The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Attachment A to AAL PA-03735-LA-TBD

Scheduled Delivery Month	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]

PA 03735    SA-11, Page 1
BOEING PROPRIETARY

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    The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
AAL-PA-03735-LA-2003342

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:    [****]

Reference:    Purchase Agreement No. PA-03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1. [****].
1.1    To support [****] for 737 MAX aircraft, Boeing shall [****] to Customer [****] (for the avoidance of doubt, Boeing will [****]) as part of the Customer [****] that Boeing [****] under the Supplemental Exhibit CS1, Customer Support Variables to the Purchase Agreement.
1.2    Specifically, and at [****] to Customer, Boeing [****] to Customer [****] ([****]) [****] of [****] on the [****] to Customer at the [****] in [****], [****] ([****]) that has Customer’s [****] ([****]), over a [****] of [****] ([****]) [****] ([****]) during the [****] ([****]) set forth in Section 1.2.1. Additionally, Boeing [****] to Customer the [****] of [****] as may be [****] to each [****] to and [****] by Customer.
1.2.1    [****]
a.    A [****]: [****]
b.    B [****]: [****]
c.    C [****]: [****]
d.    D [****]: [****]

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1.2.2    Boeing [****] the [****] to [****] the [****] during [****] by Customer; provided it [****] with [****] A, B, C, and D which are [****] to Customer.
1.2.3    If at any time during the [****] ([****]) [****], the [****] is [****] or is otherwise [****] at a time that Customer had [****] or [****] in [****] that it would [****] the [****], Boeing will [****] such [****] ([****]) [****] for the [****] of [****] to [****] the [****] of [****] that the [****] was either [****] or was [****] to Customer, and in order for Customer to be [****] the [****] ([****]) hours of [****].
1.2.4    [****]. The [****] will [****] be [****] on the [****] below and such [****] will [****] be [****] as part of the [****] ([****]) [****] period.
a.    [****]
b.    [****]
c.    [****]
1.3    Customer [****] their [****] ([****]) for the [****] and the Boeing [****] for Customer [****] to [****] and [****] the [****]. Boeing will [****] that Customer has [****] to the [****] to [****] Customer’s [****] (but [****] ([****]) [****]) [****] the [****] has [****] the [****] for [****] aircraft.
2.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
3.    Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA- 03735-LA-1106670 entitled “Confidentiality”.

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ACCEPTED AND AGREED TO this
Date:	October 9, 2020
AMERICAN AIRLINES, INC.			THE BOEING COMPANY
By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company
Name:	American Airlines, Inc.	Name:	The Boeing Company
Title:	VP, Treasurer	Title:	Attorney-In-Fact

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